UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2014

Apricus Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 300, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 222-8041

 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
At the Annual Meeting of Stockholders of Apricus Biosciences, Inc. (the “Company”) held on May 15, 2014 (the “Annual Meeting”), Leonard Oppenheim’s term as a member of the Company’s Board of Directors (the “Board”) expired. Mr. Oppenheim elected not to stand for re-election at the Annual Meeting for personal reasons and his retirement from the Board was not related to a disagreement with the Company.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable. For more information about these proposals, please refer to the Company’s proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 7, 2014.

The number of shares of common stock entitled to vote at the Annual Meeting was 37,872,682. The number of shares of common stock present or represented by valid proxy at the annual meeting was 29,735,682. Certain matters submitted to a binding vote of stockholders at the Annual Meeting were approved as described below.

Proposal No. 1: Election of Class III Directors
Rusty Ray and Wendell Wierenga, Ph.D. were elected to serve as Class III directors. Mr. Ray received 12,792,515 votes for and 3,148,665 votes withheld, and Dr. Wierenga received 14,783,172 votes for and 1,158,008 votes withheld. There were 13,794,502 broker non-votes regarding the election of directors.

Proposal No. 2: Ratify Selection of Auditors

Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The results of the voting included 26,420,737 votes for, 2,973,660 votes against and 341,285 votes abstained. There were no broker non-votes regarding this proposal.

Proposal No. 3: Conduct an Advisory (Non-Binding) Vote on Executive Compensation

Stockholders approved, on an advisory basis, the executive compensation paid to the Company’s named executive officers.  The results of the voting included 11,504,469 votes for, 3,564,902 votes against and 871,809 votes abstained. There were 13,794,502 broker non-votes regarding this proposal.

Proposal No. 4: Change of the Company’s Corporate Domicile from Nevada to Delaware

Stockholders did not approve the Company’s proposal to change the Company’s corporate domicile from Nevada to Delaware, which required a majority of the total outstanding shares of common stock in order to pass. The results of the voting included 13,758,029 votes for, 909,394 votes against and 1,273,757 votes abstained. There were 13,794,502 broker non-votes regarding this proposal.

Item 7.01.    Regulation FD Disclosure.

On May 15, 2014, the Company provided an update to its corporate presentation. The presentation is currently available on the Company’s website and filed herewith as Exhibit 99.1.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

By filing this Current Report on Form 8-K and furnishing the information in this Item 7.01, the Company makes no admission as to the materiality of Item 7.01 in this report or the presentation attached hereto as Exhibit 99.1. The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s filings with the SEC and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Item, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The Company cautions you that the presentation attached hereto as Exhibit 99.1 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, as amended. Statements in the presentation that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things: references to the timing of planned launches and initial shipments of Vitaros® in various countries by the Company’s commercial partners, particularly the United Kingdom, the planned commencement of a Phase 2a clinical trial and approved pathway for RayVa™ and the planned out-license of Femprox® in Europe; the potential for Vitaros to achieve commercial success generally or in any specific territory; and the Company’s 2014 financial outlook, including cash projections. Actual results could differ from those projected in any forward-looking statements due to a variety of reasons that are outside the control of the Company, including, but not limited to: its ability to further develop its product Vitaros for the treatment of Erectile Dysfunction (“ED”), such as the room temperature version of Vitaros, and its product candidate RayVa for the treatment of Raynaud’s phenomenon, as well as the timing of such events; the Company’s ability to carry out clinical studies for RayVa, as well as the timing and success of the results of such studies; the Company’s dependence on its commercial partners to carry out the commercial launch of Vitaros in various territories, and the potential for delays in the timing of commercial launch; competition in the ED market and other markets in which the Company and its partners operate; the Company’s ability to obtain and maintain intellectual property protection for Vitaros; the Company’s ability to raise additional funding that it may need to continue to pursue its commercial and business development plans; the Company’s ability to obtain the requisite governmental approval for Femprox and RayVa; and market conditions. These forward-looking statements are made as of the date of this report, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Readers are urged to read the risk factors set forth in the Company’s most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q, and other filings made with the SEC. Copies of these reports are available from the SEC’s website at www.sec.gov or without charge from the Company.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Corporate Presentation, dated May 15, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apricus Biosciences, Inc.

Date: May 15, 2014	By:	/s/ Steve Martin
Name: Steve Martin
Title: Senior Vice President, Chief Financial Officer and Secretary

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